Exhibit 10.1

AMENDMENT NO. 2

TO

TERM LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO TERM LOAN AND SECURITY AGREEMENT (this “Second Amendment”), dated effective as of September 8, 2017, is entered into among SAExploration Holdings, Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto, and Delaware Trust Company, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and amends the Term Loan and Security Agreement dated as of June 29, 2016 (as amended by Amendment No. 1, dated as of October 24, 2016, the “Term Loan Agreement”), entered into among the Borrower, Guarantors, Lenders party thereto, and Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Term Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend the Term Loan Agreement in certain respects, including to extend the Maturity Date with respect to all Term Loans other than the Residual Loans (as defined herein);

WHEREAS, each Lender party hereto (which collectively constitute all of the Lenders) desires to amend the Agreement to effect the changes and other provisions described below, in each case, on the terms and conditions described herein; and

WHEREAS, Section 15.1 of the Agreement provides that the Term Loan Agreement may be amended, modified and waived from time to time in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.	Amendments.

(a) Section 1.1 of the Term Loan Agreement is hereby amended by adding the following defined terms in correct alphabetical order:

“Applicable Premium” means, with respect to any Advance (other than Residual Loans) on the Applicable Premium Date:

(x)	the present value at such Applicable Premium Date of (i) the principal amount of such Advance being paid or repaid on said date plus (ii) all required interest payments due on such Advance being paid or repaid through the Maturity Date (but without giving effect to the Springing Maturity Date), but excluding accrued but unpaid interest to such Applicable Premium Date, computed using a discount rate equal to the Treasury Rate as of such Applicable Premium Date plus 15 basis points; over

(y)	the principal amount of such Advance being paid or repaid on said date.

“Applicable Premium Date” has the meaning specified in Section 2.5(f).

“Call Premium” means on any Call Premium Date, a fee in an amount equal to (i) 0% for the six month period beginning on the Second Amendment Effective Date to, but not including, February 8, 2018, (ii) 1% for the succeeding six month period beginning on February 8, 2018, to, but not including, August 8, 2018, and (iii) 2% for the period beginning on August 8, 2018, and thereafter to, but not including, the Maturity Date, in each case, multiplied by the principal amount of the Advances subject to repayment or redemption on the Call Premium Date.

“Call Premium Date” has the meaning specified in Section 2.4(b).

“Exit Fee” has the meaning assigned to such term in the Second Amendment.

“Deferred Put Amount” has the meaning assigned to such term in the Second Amendment.

“Initial Put Amount” has the meaning assigned to such term in the Second Amendment.

“Residual Loans” shall mean the Advances identified on Schedule 1 attached to the Second Amendment.

“Second Amendment” means Amendment No. 2 to the Term Loan and Security Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Lenders party thereto, and the Agent.

“Second Amendment Effective Date” means September 8, 2017, subject to the satisfaction of the conditions to effectiveness set forth in paragraph 2 of the Second Amendment.

“Springing Maturity Date” has the meaning assigned to such term in Section 2.5(a).

“Treasury Rate” means, as of any Applicable Premium Date, the yield to maturity as of such Applicable Premium Date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to the Applicable Premium Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Applicable Premium Date to the Maturity Date; provided, however, that if the then remaining term of the Advance to the Maturity Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, and provided, further, that if the period from the Applicable Premium Date to the Maturity Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

(b) Section 1.1 of the Term Loan Agreement is hereby amended by adding after the reference to “ten percent (10%) per year” in the definition of “Interest Rate” the words “until the Second Amendment Effective Date, ten and one-half percent (10.5%) per year

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for the six month period beginning on the Second Amendment Effective Date to, but not including, February 8, 2018, eleven and one-half percent (11.5%) per year for the succeeding six month period beginning on February 8, 2018, to, but not including, August 8, 2018, and twelve and one-half percent (12.5%) per year for the period beginning on August 8, 2018 and thereafter; provided that the Residual Loans shall continue to accrue interest at a rate of ten percent (10%) per year on and after the Second Amendment Effective Date until such Residual Loans have been paid in full.”

(c) Section 2.4(b) of the Term Loan Agreement shall be amended by (x) adding the words, “other than as provided in the next sentence, in Section 2.5(e) and in Section 2.12 hereof” before the period at the end of the first sentence thereof and (y) inserting the following after the first sentence thereof: “The Borrower may also prepay the principal amount of the Advances within five (5) Business Days of receipt of any Net Issuance Proceeds from any sale or issuance of equity securities by any Loan Party, with any such prepayment being accompanied with the Call Premium, together with any interest accrued on the principal amount being prepaid (such prepayment date, together with any prepayment date under the second sentence of Section 2.5(e), the “Call Premium Date”).”

(d) Section 2.4(d)(i) of the Term Loan Agreement shall be amended by adding the words, “including the Exit Fee, the Deferred Put Amount, the Initial Put Amount, the Call Premium and/or the Applicable Premium, as applicable,” after the word “fees” in clause THIRD thereof.

(e) Section 2.5(a) of the Term Loan Agreement shall be amended by (x) replacing the word “Advances” in the first sentence thereof with “Residual Loans,” (y) replacing “(the “Maturity Date”) with “(the “Residual Loans Maturity Date”) in the first sentence thereof and (z) adding the following sentence at the end thereof: “Subject to Section 2.9, the principal amount of the Advances (other than the Residual Loans), together with all interest and fees due thereon, shall be paid in full in cash on January 2, 2020 (the “Maturity Date”), except that if any New Senior Notes or Existing Notes remain outstanding as of 5:00 pm (New York time) on December 28, 2018, then, unless otherwise consented to by the Required Lenders, the Maturity Date shall become January 2, 2019 (the “Springing Maturity Date”).”

(f) Section 2.5(c) of the Term Loan Agreement shall be amended by inserting the words, “together with, in the case of Advances (other than Residual Loans), the Applicable Premium” after the word “Advances” in clause (B) thereof.

(g) Section 2.5(e) of the Term Loan Agreement is hereby amended and restated as follows:

“Alaska Tax Credits. Subject to the Intercreditor Agreement and Section 2.5(g)(ii), within five (5) Business Days after receipt by any Loan Party or any Subsidiary of any Loan Party of any payment or monetization with respect to the Alaska Tax Credits in excess of $15,000,000 (for periods prior to the Second Amendment Effective Date) and no less than one hundred percent (100%) of all such receipts (for periods on or after the Second Amendment Effective Date), Borrower shall deliver, or cause to be delivered, to the Agent an amount equal to such payment or monetization for application to the Advances in accordance with Section 2.5(g). Any prepayment due on or after the Second Amendment Effective Date under this Section 2.5(e) shall be accompanied with the Call Premium, together with any interest accrued on the principal amount being prepaid.”

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(h) “Section 2.5(f) shall be replaced in its entirety with the following:

“In the event that any acceleration of the Advances (other than the Residual Loans) occurs (and is not rescinded) or the Advances (other than the Residual Loans) are otherwise paid in full or become due and payable prior to maturity, including as a result of a mandatory or optional prepayment (other than a prepayment under the second sentence of Section 2.4(b) or Section 2.5(e)), the Springing Maturity Date, an Event of Default (including, without limitation, an Event of Default specified in Section 9.4 or Section 9.5 hereof) or the occurrence of the Termination Date (any such date, an “Applicable Premium Date”), the Applicable Premium shall be immediately due and payable (subject to rescission, in the event that the underlying acceleration is rescinded) on the principal amount so prepaid, accelerated or that has become or is declared to be due and payable, and such Applicable Premium shall constitute part of the Obligations; provided that in no event shall the Applicable Premium become due hereunder if the Residual Loans are voluntarily repaid in full prior to the Residual Loans Maturity Date. On any Applicable Premium Date, the Applicable Premium shall be payable, along with the principal of, and any accrued and unpaid interest on, the Advances payable on such Applicable Premium Date.

(i) Section 2.5(g)(i) of the Term Loan Agreement is hereby amended by replacing the words “Section 2.5(c) or Section 2.5(e)” with “Section 2.5(c), (e) or (f).”

(j) Section 2.12 of the Term Loan Agreement is hereby amended by inserting the following after the first sentence thereof: “The Borrower shall also pay to the Lenders entitled thereto (i) the Initial Put Amount and the Deferred Put Amount, if any, on the terms set forth in paragraph 7 of the Second Amendment, (ii) the Exit Fee on the terms set forth in paragraph 3 of the Second Amendment and (iii) as applicable, the Call Premium or Applicable Premium in accordance with Section 2.5 hereof.”

(k) Section 10.1(a)(i) of the Term Loan Agreement is hereby amended by inserting after the word “Obligations” in both places in which it appears the following: “including any fees and premiums provided for under Section 2.5 and Section 2.12 hereof.”

2. Conditions to Effectiveness of Amendment. This Second Amendment shall become effective (the “Second Amendment Effective Date”) as of the date first set forth above upon receipt by the Agent of the following:

(a) counterparts of this Second Amendment duly executed and delivered by the Borrower, the Guarantors, the Agent and all of the Lenders;

(b) payment of (i) all reasonable actual costs, out-of-pocket fees and expenses of the Agent and the Lenders invoiced and owing in connection with this Second Amendment or pursuant to the terms of the Term Loan Agreement (including, without limitation, attorneys’ fees), (ii) the Amendment Fee (as defined below), (iii) the Initial Put Amount (as defined below) and (iv) an amendment fee in the amount of $2,500, payable to the Agent for its own account;

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(c) the Master Assignment Agreement (as defined below) duly executed and delivered by the Lenders party thereto as assignees or assignors thereunder, as applicable, together with payment to the Agent for its own account of a master assignment fee in the amount set forth in the Agent’s fee letter, dated as of June 29, 2016 (on the same basis as the fee paid in connection with the master assignment and assumption agreement described in Section 14.2(c) of the Term Loan Agreement); and

(d) such other documents, instruments and agreements reasonably deemed necessary or desirable by the Agent or the Required Lenders with respect to the matters contemplated hereby, including an opinion of counsel to the Loan Parties in form and substance reasonably acceptable to the Agent and the Required Lenders.

3. Payment of Expenses. The Borrower agrees to reimburse the Agent and the Lenders party hereto for all of their out-of-pocket costs and reasonable expenses (including attorneys’ fees) incurred in connection with this Second Amendment. In addition, on the Second Amendment Effective Date, the Borrower shall pay to the Lenders party hereto an amendment fee in cash in the aggregate amount of $300,000 (the “Amendment Fee”), with such Amendment Fee being allocated among the Lenders party hereto on a pro rata basis based upon the outstanding Advances (but excluding the Residual Loans) of such Lenders as of the Second Amendment Effective Date and after giving effect to the assignments contemplated by the Master Assignment Agreement. The Borrower shall also pay an exit fee (the “Exit Fee”) to the Lenders in an aggregate amount equal to $300,000 on the earlier of the date the Advances have been paid in full and the Termination Date, with such Exit Fee being allocated among the Lenders on a pro rata basis based upon the outstanding Advances (but excluding any Residual Loans) due to them immediately prior to such payment date.

4. Consent. Notwithstanding anything in the Loan Documents to the contrary, each Lender party hereto hereby acknowledges, consents and agrees (x) that the Borrower may repay the Residual Loans in full in cash on or prior to the Residual Loans Maturity Date, without having to make a pro rata payment on account of the other Advances then outstanding, (y) to the amendment of Section 2.5(a) of the Term Loan Agreement as provided herein and (z) to the payment of the various fees, the Applicable Premium and Call Premium, in each case, as applicable and as contemplated by the Second Amendment.

5. Representations and Warranties; Survival. Each Loan Party represents and warrants to the Agent and each Lender that as of the Second Amendment Effective Date and after giving effect to this Second Amendment: (a) each Loan Party party hereto has the power and authority to execute this Second Amendment and to perform its obligations under this Second Amendment and the Loan Documents as amended hereby, (b) each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of this Second Amendment and the Loan Documents, as amended hereby, (c) this Second Amendment and the Loan Documents as amended by the Second Amendment constitutes the legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (d) no Default or Event of Default shall have occurred and be

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continuing and (e) all representations and warranties contained in the Loan Documents and in this Second Amendment are true and correct in all material respects with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties relate to a specified prior date, then as of such prior date). In addition, each such representation and warranty shall survive the execution and delivery of this Second Amendment, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

6. Reference to and Effect on the Agreement. On and after the Second Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, and each reference in each of the Loan Documents to “the Agreement,” “thereunder,” “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Term Loan Agreement, as amended by this Second Amendment. The Term Loan Agreement and each of the other Loan Documents, except as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Second Amendment shall constitute a Loan Document. Without limiting the generality of the foregoing, the Borrower and the Guarantors hereby acknowledge and confirm that all obligations, liabilities and indebtedness of the Loan Parties under the Loan Documents constitute “Obligations” under and as defined in the Term Loan Agreement and are secured by and entitled to the benefits of the Term Loan Agreement and the other Loan Documents and the Loan Parties hereby ratify and confirm the grant of the liens and security interests in the Collateral in favor of the Agent, for the benefit of itself and the Lenders, pursuant to the Term Loan Agreement and the other Loan Documents, as security for the Obligations. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7. Put Option. Subject to the Second Amendment Effective Date, the Borrower has heretofore requested that certain Lenders party hereto (the “Assignees”) purchase and assume a portion of the Advances (the “Assigned Loans”) of certain other Lenders party hereto (the “Assignors”) as further described in, and in accordance with the terms of, a Master Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit A (the “Master Assignment Agreement”), and, for the avoidance of doubt, the extension of the Maturity Date contemplated by this Second Amendment shall be effective as to the Assigned Loans upon the effectiveness of such assignments. On the Second Amendment Effective Date, but subject to the effectiveness of the assignments contemplated by the Master Assignment Agreement, each Assignee shall be entitled to a put premium equal to three percent (3%) percent of the principal amount of the Advances of the Assignors assigned to it under the Master Assignment Agreement (the “Put Premium”). The Put Premium shall be payable in two equal installments, the first of which is due and payable on the Second Amendment Effective Date (the “Initial Put Amount”), with the balance (the “Deferred Put Amount”) payable on the earlier of the date the Advances have been paid in full and the Termination Date. Upon the Second Amendment Effective Date and after giving effect to the assignments contemplated by the Master Assignment Agreement, the Lenders shall hold Advances in the amounts set forth on Annex III thereto.

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8. Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section.

9. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Second Amendment.

10. Miscellaneous. The Agent shall be authorized to treat the Residual Loans and the Advances (other than the Residual Loans) as two separate loan facilities under the Loan Documents for administrative purposes, including for purposes of distributing payments and notices with respect to Residual Loans and Advances (other than Residual Loans).

11. Direction. Each of the Lenders party hereto (which collectively constitute all of the Lenders) hereby (i) authorizes and directs the Agent to execute and deliver this Second Amendment, and (ii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from all of the Lenders under Section 17 of the Agreement, (y) Sections 11.3, 17.3, 17.5, and 19.9 of the Agreement and all other rights, protections, privileges, immunities, exculpations, and indemnities afforded to the Agent under the Loan Documents shall apply to any and all actions taken or not taken by the Agent in accordance with such direction, and (z) the Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining such Lender’s ownership of the Advances and unused Commitments on and as of the date hereof. Each undersigned Lender hereby severally represents and warrants to the Agent that, on and as of the date hereof, it is duly authorized to enter into this Second Amendment.

12. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: CFO, General Counsel & Secretary

OTHER LOAN PARTIES:

SAEXPLORATION, INC.

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: CFO, General Counsel & Secretary

SAEXPLORATION SUB, INC.

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: CFO, General Counsel & Secretary

NES, LLC

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: CFO, General Counsel & Secretary

[Signature Page to Second Amendment]

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: CFO, General Counsel & Secretary

[Signature Page to Second Amendment]

THE ADMINISTRATIVE AND COLLATERAL AGENT:

DELAWARE TRUST COMPANY

By:	/s/ Thomas Musarra
Name: Thomas Musarra
Title: Vice President

[Signature Page to Second Amendment]

THE LENDERS:

WBOX 2015-7 LTD.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: CEO

[Signature Page to Second Amendment]

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

[Signature Page to Second Amendment]

MORGAN STANLEY INSTITUTIONAL FUND TRUST HIGH YIELD PORTFOLIO

By:	MORGAN STANLEY INVESTMENT MANAGEMENT INC., as its Investment Advisor

	By:	/s/ Kim W. Cross
Name: Kim W. Cross
Title: Managing Director

MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND

By:	MORGAN STANLEY INVESTMENT MANAGEMENT INC., as its Investment Advisor

	By:	/s/ Kim W. Cross
Name: Kim W. Cross
Title: Managing Director

SUNSUPER SUPERANNUATION FUND

By:	MORGAN STANLEY INVESTMENT MANAGEMENT INC., as its Investment Advisor

	By:	/s/ Kim W. Cross
Name: Kim W. Cross
Title: Managing Director

[Signature Page to Second Amendment]

ARISTIDES FUND LP

By:	/s/ Christopher M. Brown
Name: Christopher M. Brown
Title: Managing Member of the General Partner

ARISTIDES FUND QP, LP

By:	/s/ Christopher M. Brown
Name: Christopher M. Brown
Title: Managing Member of the General Partner

[Signature Page to Second Amendment]

TEGEAN MASTER FUND, LTD.

By:	/s/ Joseph N. Levy
Name: Joseph N. Levy
Title: Chief Financial Officer

[Signature Page to Second Amendment]

AMZAK CAPITAL MANAGEMENT, LLC

By:	/s/ Samuel Barker
Name: Samuel Barker
Title: Senior Fixed Income Analyst

[Signature Page to Second Amendment]

MR. JOHN PECORA

By:	/s/ John Pecora

[Signature Page to Second Amendment]

SPECULATIVE SEISMIC INVESTMENTS LLC

By:	/s/ Jeff Hastings
Name: Jeff Hastings
Title: Managing Member

[Signature Page to Second Amendment]

SCHEDULE 1

Name of Lender	Principal Amount of Residual Loans
Aristedes Fund LP	$407,091.07
Aristedes Fund QP LP	87,551.79
Morgan Stanley Global Fixed Income Opportunity Fund	166,667.00
Morgan Stanley Institutional Fund Trust High Yield	250,000.00
Sunsuper Superannuation Fund	83,333.00
TOTAL	$994,642.86